Exhibit 99.1
Residential Capital, LLC First Quarter 2007 Update May 2007

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2006 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview First Quarter 2007 Financial Update Risk Management Liquidity and Funding Asset Quality Business Segments Investor Communication Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6 Appendix 9

Company Ownership and Structure

Company Ownership 49% FIM Holdings, LLC 51%

ResCap is diversified among residential mortgage sectors Well positioned to capitalize on market opportunities across the mortgage spectrum Diversified Mortgage Enterprise

ResCap Credit Ratings Short-Term Long-Term Outlook DBRS R-3 BBB (low) Stable Fitch F-2 BBB Negative Moody's P-3 Baa3 Negative S&P A-3 BBB- Stable ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC Note: Ratings shown are current as of 5/31/2007

First Quarter 2007 Financial Update

Financial Update Three Months Ended Mar 31 Mar 31 Mar 31 Dec 31 $ millions 2007 2006%^ 2007 2006%^ GAAP Net Income1 (910) 201 - (910) (651) - Memo: Net Income from IBG & BCG $97 $95 2% $97 $111 (13)% $ billions U.S. Prime Loan Production $28 $27 4% $28 $34 (18)% U.S. Nonprime Loan Production 3 9 (67)% 3 7 (57)% International Loan Production $6 $6 - $6 $8 (25)% Period Ended $ billions Assets $121 $122 (1)% $121 $131 (8)% U.S. Servicing Portfolio $419 $368 14% $419 $412 2% 1) Q4 06 - Excludes $523 million conversion tax benefit Deterioration in the nonprime mortgage market drove a net loss despite: Increased prime originations year over year Strong international performance

BCG IBG RFG Total East 51.513 51.513 -910.476 -910.476 West 45.02 96.533 Results By Segment Net revenue reflects challenges in the RFG business Net income reflects diversity of earnings but remained depressed in the first quarter BCG IBG RFG Total East 70.6 70.6 71.685 71.685 West 169.217 168.132 RFG includes "Corporate and Other" 1 1

Asset Growth and Mix Consistent diversification of assets 12/31/03 12/31/04 12/31/05 12/31/2006 3/31/2006 3/31/2007 Total Assets 78.559 94.349 118.8851 135.59 121.938486 126.002586 Total Assets for the Period Ended 3/31/2007 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 3/31/2006 2233577 4404877 18124746 72673116 12410206 4526471 7565493 Assets as of 3/31/06 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 3/31/2007 2602494 5659922 22013665 63590182 12423337 5107781 14605205 Assets as of 3/31/07 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash $ billions $

Housing and Mortgage Market Update

Macroeconomic Drivers - Interest Rates Interest rates have begun to stabilize following increases from mid-2005 Rising rates decreased home affordability, which has significant impacts on the mortgage industry In addition, long-term rates have remained low relative to short-term rates, putting pressure on margins Source: Federal Reserve, Moody's Economy.com Select Interest Rates 1 Year LIBOR 1 Year ARM 6 Month LIBOR 10 Year Bond Subprime 580-619 Fixed Subprime 580-619 ARM 1/1/2000 6.63 6.605 6.215 6.66 10.662 10.024 2/1/2000 6.81 6.72 6.329 6.52 10.76 10.109 3/1/2000 6.83 6.716 6.411 6.26 10.905 10.228 4/1/2000 6.89 6.795 6.536 5.99 10.939 10.241 5/1/2000 7.38 7.065 6.977 6.44 11.013 10.367 6/1/2000 7.25 7.236 6.969 6.1 11.212 10.388 7/1/2000 7.09 7.275 6.919 6.05 11.409 10.612 8/1/2000 6.98 7.285 6.84 5.83 11.359 10.647 9/1/2000 6.84 7.268 6.766 5.8 11.303 10.528 10/1/2000 6.74 7.228 6.726 5.74 11.161 10.004 11/1/2000 6.68 7.22 6.705 5.72 11.098 9.876 12/1/2000 6.24 7.09 6.399 5.24 11.025 10.333 1/1/2001 5.39 6.697 5.5 5.16 10.797 9.881 2/1/2001 5.15 6.455 5.2 5.1 10.387 9.991 3/1/2001 4.77 6.282 4.81 4.89 10.304 9.761 4/1/2001 4.51 6.107 4.49 5.14 10.291 9.642 5/1/2001 4.28 5.882 4.08 5.39 10.147 9.536 6/1/2001 4.05 5.814 3.83 5.28 9.95 9.511 7/1/2001 4 5.71 3.79 5.24 10.014 9.467 8/1/2001 3.71 5.706 3.57 4.97 10.087 9.397 9/1/2001 3.11 5.573 3 4.73 9.852 9.299 10/1/2001 2.5 5.278 2.34 4.57 9.555 9.113 11/1/2001 2.38 5.204 2.11 4.65 9.388 8.973 12/1/2001 2.42 5.23 1.99 5.09 9.416 8.863 1/1/2002 2.36 5.175 1.93 5.04 9.496 8.889 2/1/2002 2.45 5.025 2.04 4.91 9.457 8.804 3/1/2002 2.85 5.062 2.24 5.28 9.571 8.809 4/1/2002 2.79 4.962 2.21 5.21 9.489 8.773 5/1/2002 2.65 4.794 2.1 5.16 9.457 8.668 6/1/2002 2.42 4.648 2 4.93 9.265 8.325 7/1/2002 2.14 4.512 1.91 4.65 9.057 8.357 8/1/2002 1.88 4.378 1.76 4.26 9.177 8.353 9/1/2002 1.87 4.293 1.78 3.87 8.935 8.159 10/1/2002 1.81 4.273 1.74 3.94 8.58 8.061 11/1/2002 1.63 4.164 1.46 4.05 8.423 8.017 12/1/2002 1.58 4.117 1.42 4.03 8.64 7.864 1/1/2003 1.48 3.99 1.37 4.05 8.424 7.933 2/1/2003 1.41 3.86 1.34 3.9 8.294 7.892 3/1/2003 1.33 3.76 1.26 3.81 8.173 7.781 4/1/2003 1.36 3.8 1.28 3.96 8.023 7.668 5/1/2003 1.25 3.66 1.23 3.57 8.096 7.68 6/1/2003 1.09 3.52 1.08 3.33 8.014 7.515 7/1/2003 1.2 3.57 1.12 3.98 7.937 7.442 8/1/2003 1.41 3.79 1.2 4.45 7.884 7.46 9/1/2003 1.35 3.86 1.19 4.27 8.015 7.503 10/1/2003 1.4 3.74 1.2 4.29 8.278 7.566 11/1/2003 1.5 3.75 1.24 4.3 8.052 7.483 12/1/2003 1.5 3.75 1.24 4.27 8.014 7.356 1/1/2004 1.4 3.63 1.19 4.15 7.845 7.11 2/1/2004 1.4 3.55 1.19 4.08 7.685 7.105 3/1/2004 1.33 3.41 1.16 3.83 7.753 6.973 4/1/2004 1.62 3.65 1.28 4.35 7.943 6.934 5/1/2004 2.02 3.88 1.52 4.72 7.931 7.002 6/1/2004 2.35 4.1 1.81 4.73 8.108 7.162 7/1/2004 2.33 4.11 1.89 4.5 8.434 7.266 8/1/2004 2.29 4.06 1.94 4.28 8.541 7.262 9/1/2004 2.37 3.99 2.09 4.13 8.597 7.184 10/1/2004 2.47 4.02 2.23 4.1 8.624 7.053 11/1/2004 2.8 4.15 2.5 4.19 8.316 6.981 12/1/2004 3.02 4.18 2.71 4.23 8.516 6.968 1/1/2005 3.22 4.122 2.89 4.22 8.319 7.076 2/1/2005 3.38 4.16 3.05 4.17 8.283 7.152 3/1/2005 3.69 4.23 3.29 4.5 8.61 7.109 4/1/2005 3.73 4.25 3.38 4.34 8.328 7.16 5/1/2005 3.75 4.23 3.49 4.14 8.372 7.251 6/1/2005 3.81 4.24 3.61 4 8.339 7.222 7/1/2005 4.05 4.4 3.83 4.18 8.112 7.162 8/1/2005 4.27 4.55 4.02 4.26 7.977 7.197 9/1/2005 4.21 4.51 4.05 4.2 8.288 7.324 10/1/2005 4.57 4.86 4.36 4.46 8.498 7.468 11/1/2005 4.78 5.14 4.55 4.54 8.729 7.674 12/1/2005 4.84 5.17 4.67 4.47 9.111 7.952 1/1/2006 4.84 5.17 4.73 4.42 9.4 8.136 2/1/2006 5.08 5.34 4.92 4.57 9.315 8.235 3/1/2006 5.19 5.42 5.05 4.72 9.217 8.173 4/1/2006 5.33 5.62 5.2 4.99 9.491 8.3 5/1/2006 5.4 5.63 5.29 5.11 8.798 8.415 6/1/2006 5.6 5.71 5.49 5.11 8.682 8.474 7/6/2006 5.66 5.79 5.58 5.09 9.311 8.706 8/6/2006 5.49 5.64 5.48 4.88 9/6/2006 5.38 5.56 5.41 4.72 10/6/2006 5.36 5.39 4.73 11/6/2006 5.3 5.37 4.6 12/6/2006 5.24 5.35 4.56 1/6/2007 5.37 5.38 4.76 2/6/2007 5.38 5.39 4.72 3/6/2007 5.2 5.32 4.56 4/6/2007 5.28 5.35

Macroeconomic Drivers-Unemployment Stable The unemployment rate edged up to 4.5% in April 2007 The most current Blue Chip Forecast for the unemployment rate averages 4.8% for 2007, and 4.9% for 2008 Source: Bureau of Labor Statistics Employment and Unemployment Rate 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1 /2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 Change in Total Employment -13 80 -47 -295 -32 -130 -117 -154 -255 -330 -308 -162 -127 -118 -46 -83 -23 47 -81 -15 -69 118 10 -143 65 -153 -196 -48 -33 24 10 -42 81 176 55 168 114 31 343 287 269 102 59 107 170 350 65 168 95 235 124 340 188 265 327 202 105 107 351 202 206 300 249 144 103 124 222 186 1 98 109 196 226 162 90 177 88 Unemployment Rate 4.2 4.2 4.3 4.4 4.3 4.5 4.6 4.9 5 5.3 5.5 5.7 5.7 5.7 5.7 5.9 5.8 5.8 5.8 5.7 5.7 5.7 5.9 6 5.8 5.9 5.9 6 6.1 6.3 6.2 6.1 6.1 6 5.8 5.7 5.7 5.6 5.8 5.6 5.6 5.6 5.5 5.4 5.4 5.4 5.4 5.4 5.2 5.4 5.2 5.1 5.1 5 5 4.9 5.1 5 5 4.9 4.7 4.8 4.7 4.7 4.6 4.6 4.8 4.7 4.6 4.4 4.5 4.5 4.6 4.5 4.4 4.5

Falling Home Sales and Rising Inventories Declining home price appreciation is discouraging investor activity and reducing owner-occupied purchases Resulting in increased inventory Source: U.S. Census Bureau, National Association of Realtors 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1 /2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/6/2006 5/6/2006 6/6/2006 7/1/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/6/2007 2/6/2007 3/6/2007 New 4.3 4.3 4.3 4.4 4.4 4.8 4.1 4.4 4 4 4.2 3.6 3.8 3.7 3.8 3.9 4 4.2 4.2 4.4 4.4 4.3 4.1 3.8 4.2 4 4.1 4.3 4 4.2 4.2 4 3.9 4 4 4 4 4.5 4.1 4.1 3.9 3.5 3.6 3.5 3.8 3.8 4.1 4 3.8 3.7 3.6 4 3.8 3.9 4.5 4.3 4.1 3.9 4.3 4.1 4.3 4.3 4.1 4.3 4.2 4.3 4.2 4.6 4.8 4.5 4.9 4.8 5.3 6.4 6.1 6.2 6.2 6.5 7.2 6.8 6.7 7.2 6.5 6.2 7.3 8.1 7.8 Existing 4.3 4.4 4 4.7 4.6 4.9 4.7 4.8 4.5 4.5 4.2 4.4 4.2 4.4 4.4 4.8 4.6 4.8 4.5 4.9 5 4.5 4.9 4.1 4.3 4.4 4.6 5 4.7 5 4.7 5.1 4.9 4.9 4.9 4.3 4.6 4.5 4.7 5.2 4.8 5.1 4.6 4.6 4.3 4.6 4.9 4.3 4.4 4.5 4.4 4.3 4.3 4.2 4.4 4.5 4.2 4.3 4.3 3.9 3.6 4 4 4.2 4.3 4.5 4.5 4.7 4.6 4.8 4.9 4.8 5 5 5.4 6 6.3 6.8 7.2 7.1 7.1 7.2 7.1 6.4 6.5 6.5 7.2 SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1 /2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 New 927 905 947 843 853 793 881 839 902 922 882 1001 936 963 939 909 885 882 880 866 853 871 924 979 880 948 923 936 978 957 956 1014 1044 1006 1024 1048 999 936 999 1012 1078 1193 1168 1206 1131 1144 1093 1129 1165 1159 1276 1186 1241 1180 1088 1175 1214 1305 1179 1242 1193 1252 1324 1270 1311 1272 1367 1271 1253 1346 1236 1259 1173 1038 1121 1121 1101 1078 979 1021 1022 967 988 1020 873 836 858 Existing 5030 5320 5240 4980 5190 5180 4820 5240 5160 5070 5300 4940 4550 4660 4830 4730 4680 4820 4810 4850 4630 4650 4650 4860 5220 5200 4980 5000 4970 4860 4780 4730 4870 5020 5060 5280 5330 5290 5170 5150 5240 5240 5530 5760 5800 5630 5480 5700 5510 5630 5860 5920 6030 6090 6000 5870 5880 6020 6110 6050 6240 6070 6100 6240 6200 6260 6230 6280 6300 6190 6140 5930 5940 6090 6040 5880 5830 5700 5510 5530 5460 5520 5490 5500 5670 5880 5320

Home Price Appreciation Home price appreciation has dropped to five year lows Decreased home price appreciation has several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, and REO inventory Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes New Existing 1/1/2001 0.044 0.0345 2/1/2001 0.0394 0.0375 3/1/2001 0.0101 0.0664 4/1/2001 0.0743 0.0521 5/1/2001 0.0638 0.0551 6/1/2001 0.1196 0.0824 7/1/2001 0.0386 0.0562 8/1/2001 0.0433 0.073 9/1/2001 -0.0215 0.0421 10/1/2001 -0.0323 0.0477 11/1/2001 -0.0385 0.0536 12/1/2001 0.1103 0.0944 1/1/2002 0.0922 0.1021 2/1/2002 0.1266 0.0839 3/1/2002 0.1056 0.0639 4/1/2002 0.0622 0.0699 5/1/2002 0.0346 0.0689 6/1/2002 0.0627 0.0738 7/1/2002 0.0065 0.071 8/1/2002 0.0282 0.0514 9/1/2002 0.073 0.0715 10/1/2002 0.1043 0.0943 11/1/2002 0.0786 0.0971 12/1/2002 0.0965 0.0627 1/1/2003 -0.0299 0.0661 2/1/2003 -0.0285 0.0635 3/1/2003 0.0101 0.0663 4/1/2003 0.007 0.0727 5/1/2003 0.0835 0.0728 6/1/2003 -0.0085 0.0655 7/1/2003 0.0893 0.0797 8/1/2003 0.0615 0.0957 9/1/2003 0.0843 0.0883 10/1/2003 0.0221 0.0757 11/1/2003 0.1426 0.0559 12/1/2003 -0.0075 0.0719 1/1/2004 0.1558 0.0678 2/1/2004 0.1677 0.086 3/1/2004 0.132 0.0755 4/1/2004 0.1668 0.0777 5/1/2004 0.0868 0.0942 6/1/2004 0.1552 0.0894 7/1/2004 0.1207 0.0792 8/1/2004 0.1425 0.0637 9/1/2004 0.0998 0.0806 10/1/2004 0.1801 0.0773 11/1/2004 0.0834 0.1036 12/1/2004 0.1729 0.0805 1/1/2005 0.0657 0.0969 2/1/2005 0.0768 0.0887 3/1/2005 0.0936 0.1053 4/1/2005 0.0585 0.1458 5/1/2005 0.0818 0.1149 6/1/2005 0.0548 0.1342 7/1/2005 0.0803 0.1325 8/1/2005 0.1005 0.1638 9/1/2005 0.1339 0.1417 10/1/2005 0.0628 0.1675 11/1/2005 0.0572 0.1327 12/1/2005 0.0398 0.1061 1/6/2006 0.0995 0.1141 2/6/2006 0.0563 0.0941 3/6/2006 0.0422 0.0794 4/6/2006 0.0856 0.0411 5/6/2006 0.0445 0.0574 6/6/2006 0.078 0.0046 7/6/2006 0.0394 0.0136 8/6/2006 0.0157 -0.0248 9/6/2006 -0.0579 -0.0196 10/6/2006 0.026 -0.0426 11/6/2006 0.0081 -0.0377 12/6/2006 0.0259 -0.003 1/6/2007 0.0192 -0.0335 2/6/2007 0.0037 -0.0075 3/6/2007 0.064 -0.0082

Delinquencies and Obligations Ratio Source: Federal Reserve Board All Loans Prime Subprime Q1-01 0.0477 0.0245 0.1324 Q2-01 0.0516 0.0266 0.1431 Q3-01 0.0535 0.0285 0.1428 Q4-01 0.0515 0.0272 0.1433 Q1-02 0.0514 0.0269 0.1474 Q2-02 0.0527 0.0265 0.1496 Q3-02 0.0511 0.0255 0.1439 Q4-02 0.049 0.0263 0.1323 Q1-03 0.0485 0.0262 0.1304 Q2-03 0.0497 0.026 0.1235 Q3-03 0.0465 0.0244 0.1174 Q4-03 0.0449 0.0237 0.1153 Q1-04 0.0446 0.0226 0.1166 Q2-04 0.0456 0.024 0.1047 Q3-04 0.0454 0.0232 0.1074 Q4-04 0.0438 0.0222 0.1033 Q1-05 0.0431 0.0217 0.1062 Q2-05 0.0434 0.022 0.1033 Q3-05 0.0444 0.0234 0.1076 Q4-05 0.047 0.0247 0.1163 Q1-06 0.0441 0.0225 0.115 Q2-06 0.0439 0.0229 0.117 Q3-06 0.0467 0.0244 0.1256 Q4-06 0.0495 0.0257 0.1333 Source: MBA: National Delinquency Survey Quarter Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Obligation Ratio 15.29 15.47 15.54 15.76 15.88 16.1 15.79 16.32 16.14 16.28 16.54 16.73 16.8 16.8 16.72 16.85 16.83 16.88 17.12 16.98 17.43 17.66 17.92 17.9 17.95 18.18 18.2 18.2 Homeowners' Financial Obligations Ratio as of 12/31/2006 Mortgage Delinquencies as of 12/31/2006 Consumer financial obligations have significantly increased over the past five years, with increasing home prices being a key factor Increased homeowner obligations and other market factors may drive increased delinquency rates

Mortgage Originations Mortgage originations are decreasing from record levels Market focus has shifted to managing credit risk, reducing costs, and sizing operations to a flattening mortgage market Source: Mortgage Bankers Association Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 594 712 625 575 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 303 406 375 311 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 291 306 250 265 Mortgage Originations as of 4Q 2006

Domestic Market Near-Term Expectations The housing market will face challenges well into the second half of 2007 The Mortgage Bankers Association (MBA) reported that mortgage delinquencies increased 28 bps to 4.95% (SA) in 4Q2006, the highest rate since 2Q1991 Mortgage origination volume estimated at $2.55 trillion for 2007, down from $2.81 trillion in 2006, and $3.03 trillion in 2005

Business Segments

Segment-U.S. Residential Finance Group

U.S. Residential Finance Group Predominantly a prime lender, with capacity as a non-agency mortgage producer - Full product spectrum includes prime, prime-second lien, and nonprime Focus on origination: Through correspondents and mortgage brokers Direct-to-consumer loan origination platform Brands include GMAC Mortgage and Ditech Consistent top-10 issuer of private label MBS over the past two decades Highly rated and efficient servicing operation $ millions 2003 2004 2005 2006 Q1 06 Q1 07 Total Net Revenue $3,392 $3,367 $3,398 $1,765 $727 ($273) Net Income $816 $768 $695 ($349) $106 ($1,000) Total Assets $69,086 $82,179 $100,632 $108,088 $104,357 $100,420

U.S. Loan Production and Servicing Market Share We continue to maintain strong market position in the U.S. Servicing YTD as of 3/31/07 Company Volume ($B) Market Share (%) Wells Fargo $1,377.1 13.3% Countrywide 1,351.6 13.1 CitiMortgage 763.7 7.4 Chase Home Fin 689.9 6.7 WaMu 628.0 6.1 B of A Mortgage 434.9 4.2 ResCap* 419.3 4.1 Wachovia 175.6 1.7 National City 174.0 1.7 IndyMac 172.0 1.7 Total Top 10 6,186.1 59.8% Total Industry $10,340.0 Source: Inside Mortgage Finance - May 11, 2007 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - May 11, 2007 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - May 11, 2007 * Includes loans for which we acted as subservicer Loan Production YTD as of 3/31/07 Company Volume ($B) Market Share (%) Countrywide $115.0 16.9% Wells Fargo 67.9 10.0 CitiMortgage 54.5 8.0 Chase Home Fin 47.2 6.9 B of A Mortgage 43.1 6.3 WaMu 40.0 5.9 ResCap* 31.0 4.6 Wachovia 26.5 3.9 IndyMac 25.9 3.8 American Home Mortg 16.8 2.5 Total Top 10 467.9 6.8% Total Industry $680.0 Source: Inside Mortgage Finance - May 4, 2007 *ResCap loan production does not include seasoned loan production Source: Inside Mortgage Finance - May 4, 2007 *ResCap loan production does not include seasoned loan production Source: Inside Mortgage Finance - May 4, 2007 *ResCap loan production does not include seasoned loan production

FY 03 FY 04 FY 05 FY 06 Q1 06 Q1 07 Servicing Volume 271 304 355 412.4 368.2 419.3 Market Share 0.042 0.042 0.043 0.04 0.038 0.041 Domestic Market Share FY 03 FY 04 FY 05 FY 06 Q1 06 Q1 07 ResCap 171 133 159 161.8 36.1 31.1 Market Share 0.048 0.0492 0.05 0.054 0.051 0.046 Source: "Inside Mortgage Finance" May 4, 2007 Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" May 11, 2007 Note: Includes loans for which ResCap acted as subservicer

12/31/03 12/31/04 12/31/05 12/31/06 3/31/06 3/31/07 Retail Branches 28.881 18.012 19.097 15.036 3.595 3.011 Direct Lending 31.411 16.209 17.228 12.547 3.083 3.02 Mortgage Brokers 21.522 16.302 22.961 29.025 7.053 6.384 Correspondent 89.406 82.504 99.776 104.96 22.337 18.627 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2006 3/31/2007 Prime Conforming 89.259 45.593 50.047 43.35 8.569 9.569 Prime Non-Conforming 38.093 43.473 55.811 60.294 11.727 12.317 Government 4.929 4.834 4.251 3.665 0.861 0.584 Nonprime 29.763 27.88 35.874 30.555 9.096 3.259 Prime Second-Lien 9.176 11.247 13.079 23.704 5.815 5.313 U.S. Mortgage Loan Production Diverse production sources and types support ResCap's U.S. Mortgage Finance Group For the quarter ended 3/31/07, 90% of ResCap U.S. production was prime and government mortgage loans $171 $133 $159 $162 $171 $133 $159 Production by Source Production by Type Year Ended $ billions $ billions $162 Quarter Ended $36 $31 $36 $31 Year Ended Year Ended Quarter Ended

U.S. Nontraditional Loan Production ResCap offers an assortment of products to meet unique borrower needs Conduct a variety of quality control procedures and periodic audits to ensure compliance with underwriting standards Strict underwriting guidelines consider the borrower's capacity to repay the loan, credit history and the unique risks which may come from these products Servicing focuses on borrower education 12/31/2004 12/31/2005 12/31/2006 3/31/2006 3/31/2007 Interest-only 7.288784 32.706334 34.813185 8.887801 6.136594 Payment Option Adjsutable Rate 0.0059 5.0767 18.308188 3.230615 3.514519 High Loan to Value (+100%) 9.414557 6.6101 8.648738 2.276903 1.422716 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.256972 0.02819 0.212619 $17 U.S. Nontraditional Production1 $ billions $45 $62 1) ResCap began originating payment option adjustable rate mortgages in second quarter 2005; these loans are 100% prime $11 $14 Year Ended Quarter Ended

U.S. Servicing Portfolio U.S. loan servicing portfolio is comprised predominantly of prime quality mortgages 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $66.1 billion as of 3/31/2007 12/31/03 12/31/04 12/31/05 12/31/06 3/31/06 3/31/07 Prime Conforming 153.693 165.577 186.405 203.927 189.307 207.038 Prime Non-Conforming 43.951 55.585 76.98 101.138 83.103 104.786 Government 17.594 18.328 18.098 18.843 18.16 18.692 Prime Second-Lien 9.522 13.718 17.073 32.726 20.573 34.421 Nonprime 45.747 51.139 56.373 55.75 57.108 54.307 Three million customers with operational capacity to serve over ten million Successfully integrated servicing operations to form a Debt Servicing Utility for ResCap's domestic servicing portfolios Prime $271 $304 $355 $368 $412 U.S. Servicing Portfolio by Type1 $ billions $419

Segment-Business Capital Group

Business Capital Group

- **Provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets**
- **Specialty lender in markets including**
  - Residential Construction
    - Provides creative and customized debt products for the nation's top homebuilders and land developers
  - Residential Equity
    - Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity
  - Model Home Finance
    - Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts
  - Healthcare Finance
    - Provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies
  - Resort Finance
    - Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers

$ millions	2003	2004	2005	2006	Q1 06	Q1 07
Total Net Revenue	$155	$312	$403	$716	$102	$71
Net Income	$62	$148	$201	$399	$54	$52
Total Assets	$3,045	$4,430	$5,546	$7,477	$5,947	$7,471

First Quarter 2007 Update

RESCAP 29

Business Capital Growth and Diversification The Business Capital Group grew assets to $7.5 billion during 2006 with consistent diversification Business Capital's operating earnings were flat despite continued weakness in the home building industry 2003 2004 2005 2006 Q1 2007 Residential Construction 1.28 1.97 2.55 3.088 3.049 Residential Equity 0.22 0.29 0.31 0.387 0.377 Model Home Finance 0.85 1.11 1.43 2.094 2.034 Health Capital 0.34 0.4 0.59 0.769 0.822 Resort Finance 0.36 0.67 0.68 1.139 1.189 3.0 5.5 Business Capital Group Assets $ billions 7.5 4.4 2003 2004 2005 2006 Q1 2007 Residential Construction 86 188 226 155 40 Residential Equity 9 28 41 35 5 Model Home Finance 47 61 79 46 4 Health Capital 10 18 24 32 9 Resort Finance 2 17 34 34 13 Equity Sale 415 155 403 Business Capital Group Net Revenue $ millions 716 312 415 Equity Sale 7.5 71

Segment-International Business Group

International Business Group Business model designed to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 $ millions 2003 2004 2005 2006 Q1 06 Q1 07 Total Net Revenue $176 $278 $383 $463 $113 $169 Net Income $24 $51 $90 $170 $41 $45 Total Assets $6,033 $8,134 $10,695 $13,982 $9,683 $11,752

International Business Growth and Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada International Loan Production1,2 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities U.K. C. E. Canada Latin America Australia Bi-National 2003 6.6 1.2 0.18 0 0 2004 11.6 1.7 0.63 0 0 2005 12.54 2.83 1.02 0.15 0 2006 22.42 3.93 1.31 0.12 0.01 Q1 2007 4.525306136 1.566355736 0.285574731 0.081044993 0.013459632 0.000788 8.0 27.8 16.5 14.0 6.5

Revenue by Country ResCap is diversifying revenues across markets FY 03 FY 04 FY 05 FY 06 Q1 06 Q1 07 U.K. 131 206 272 294 77.4 111 Continental Europe 26 25 41 77 10.9 31.1 Latin America 11 21 32 38 8.4 14.2 Canada 6 26 37 53 16.8 12.4 $ millions 176 278 383 463 IBG Net Revenue by Country1 1) Figures do not include IBG administration 169 114

Liquidity and Funding

ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1589 26359 60446 15719 Debt Capital Structure Proven access to global capital markets with strategic use of step-up coupons Limited unsecured debt maturities in 2007 of only $1.3 billion Revolver renewal in 2007 $1.1 billion [USD / CAD] Will look to renew both USD revolvers in June in conjunction with GMAC Will opportunistically access capital markets in multiple currencies to enhance liquidity and fund maturities 1) Includes on-balance sheet financings and excludes off-balance sheet financings Unsecured Debt Maturity Profile as of 3/31/07 Borrowings1 As Of 3/31/07 $104.1 billion Unsecured Debt Sub Debt Bank Term Loan Euro Debt Sterling Debt CAD Debt CAD Line MXN Activity 2007 1000 164 216 2008 2500 1750 216 2009 750 1000 204 2010 2500 2011 1500 2012 1000 2013 1750 785 2014 2015 750 2016

Funding Diversity Continue to diversify funding sources as ResCap becomes a known presence in the debt markets Increased gain on sale securitization Diversifying with GMAC Bank funding Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 9/30/06 13750 1750 6258 39974 57184 103046 Total Funding1 as of 12/31/06 $242.3 billion Total Funding1 as of 9/30/06 $221.6 billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/06 15222.9 1750 9851 42907.5 53299.5 119295.8

U.K. C.E. Latin America Canada Australia Brazil 7032 2110 821 565 30 24 Funding Diversity - International ResCap continues to expand its global funding program to support its burgeoning international business Secured Unsecured 7637.984203 2944 International Funding by Type as of 3/31/07 International Funding by Country as of 3/31/07

Anticipated Future Funding Alternatives and Sources 2007 unsecured debt maturities of only $1.3 billion provide flexibility Our 2007 funding priorities remain unchanged Maintain adequate liquidity Support ratings objective Support segment growth Focus on facility renewal and enhancement Subject to market conditions we seek to improve our funding mix, which may include Refund / prepay opportunities New funding vehicles The issuance of retail debt securities Commercial paper Dollar and currency offerings

Global Unsecured Offerings - Investors More than 680 investors globally have participated in ResCap senior and subordinated unsecured programs as of 3/31/2007 U.S. Europe Asia and Foreign Other 10203.3 3399.06 550.2 Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 7578.47 86 1026.28 2887.46 1912.33 546.45 Investor Diversification by Geography Investor Diversification by Type

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 12/31/2006 3/31/2007 Leverage 13.52 14.4291944 16.1 15.8 Leverage (Adjusted) 8.102823688 6.91338162 9.1 9 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 Equity infusion as of May 2005 Equity infusion of $500 million in March 2007 13.5 8.1 16.1 9.1 14.4 6.9 12/31/2004 12/31/2005 12/31/2006 3/31/2007 Tangible Equity 3911.47 7004.2 7150.65 6701.99 MSR/Tangible Equity 0.86 0.57 0.69 0.76 Goodwill 454.28 459.77 471.463 471.914 ResCap Leverage ResCap Equity4,5 Leverage1 Leverage (Adjusted)2 7,622 4,366 7,464 3 3 15.8 9.0 7,174

ResCap 5 yr ResCap 10 yr 5 yr BBB Finance 10 yr BBB Finance 6/29/2005 252 262 114.1 134.09 7/1/2005 247 257 115.52 134.99 7/6/2005 245 255 113.05 132.85 7/8/2005 247 257 110.68 130.28 7/12/2005 232 242 111.25 131.08 7/14/2005 227 237 111.04 131.43 7/18/2005 227 236 111.46 131.82 7/20/2005 231 240 111.51 131.78 7/22/2005 223 233 111.97 132.02 7/26/2005 210 218 109.47 129.5 7/28/2005 190 193 110.03 129.93 8/1/2005 194 197 109.58 128.81 8/3/2005 202 206 109.23 128.21 8/5/2005 208 217 108.11 127.54 8/9/2005 207 213 106.63 126.05 8/11/2005 199 205 106.14 126.73 8/15/2005 199 205 106.25 125.82 8/17/2005 203 208 104.39 123.96 8/19/2005 196 201 105.36 125.01 8/23/2005 193 198 105.97 125.59 8/25/2005 187 192 106.52 126.1 8/29/2005 190 195 100.78 120.43 8/31/2005 199 205 104.9 124.53 9/2/2005 205 210 107.92 127.62 9/7/2005 202 208 103.6 128.29 9/9/2005 200 205 114.05 128.81 9/13/2005 196 201 112.08 126.94 9/15/2005 193 198 113.1 128.15 9/19/2005 197 203 112.89 127.86 9/21/2005 196 201 111.24 126.21 9/23/2005 197 203 111.81 126.74 9/27/2005 194 199 111.26 126.19 9/29/2005 183 188 112.06 127.1 10/3/2005 191 197 111.75 126.73 10/5/2005 187 193 111.78 126.76 10/7/2005 188 193 112.17 126.1 10/12/2005 185 191 110.17 125.82 10/14/2005 188 193 112.94 128.87 10/18/2005 153 158 111.38 127.36 10/20/2005 150 155 111.56 127.6 10/24/2005 143 148 114.32 130.16 10/25/2005 143 150 113.68 129.6 10/26/2005 152 158 112.81 128.73 10/28/2005 157 164 113.53 129.42 11/1/2005 153 159 113.92 129.82 11/3/2005 145 149 112.91 128.88 11/7/2005 143 148 114.45 130.55 11/9/2005 145 147 106.92 123.5 11/14/2005 162 167 110.45 128.37 11/16/2005 165 168 126.42 136.08 11/18/2005 165 165 114.99 132.75 11/22/2005 178 173 124.57 141.39 11/28/2005 175 175 123.02 145.04 11/30/2005 173 172 114.71 135.61 12/2/2005 178 175 116.99 137.47 12/6/2005 175 175 123.91 143.88 12/8/2005 170 170 116.9 136 12/12/2005 153 155 113.23 133.58 12/14/2005 156 158 123.88 144.76 12/16/2005 158 160 120.08 139.62 12/20/2005 157 160 114.56 134.31 12/22/2005 157 160 126.94 146.08 12/27/2005 157 160 128.79 141.28 12/29/2005 159 159 118.86 141.04 1/3/2006 163 163 123.01 145.38 1/5/2006 148 148 119.56 138.54 1/9/2006 138 138 125.08 123.23 1/11/2006 140 140 118.12 137.96 1/13/2006 140 140 126.79 146.02 1/18/2006 140.333 141.666 118.15 137.62 1/20/2006 139.166 139.5 119.266 140.776 1/24/2006 132.285 134.571 118.259 138.301 1/26/2006 131.5 133.833 116.328 136.283 1/30/2006 126 128.166 116.47 135.794 2/1/2006 124 128.142 115.094 134.752 2/3/2006 127 130.833 117.944 137.39 2/7/2006 134.333 137.166 116.172 133.818 2/9/2006 132.666 134.833 112.909 131.904 2/13/2006 134.75 137.5 111.332 129.695 2/15/2006 143.2 149.6 110.2 128.927 2/17/2006 142.6 150.2 111.482 130.949 2/22/2006 148.666 155.833 112.653 132.043 2/24/2006 149.142 157 112.07 130.07 2/28/2006 147.833 156 111.959 131.845 3/2/2006 138.857 147.714 109.115 127.913 3/6/2006 135.666 144.166 112.341 123.301 3/8/2006 136.666 144.833 116.905 127.381 3/10/2006 136 143.833 113.582 124.523 3/14/2006 134.4 142.8 117.93 127.962 3/16/2006 132.8 140.2 121.054 130.26 3/20/2006 133.857 142 117.828 126.582 3/22/2006 132 140.4 118.026 127.339 3/24/2006 132.5 141 117.755 126.905 3/28/2006 132.5 140.666 113.74 123.981 3/29/2006 135.2 143.2 117.5052 126.7406 3/30/2006 134.75 142.75 115.164 123.735 4/3/2006 131.2 139.2 112.934 123.536 4/5/2006 139.2 145 114.808 125.559 4/7/2006 147 150.2 108.866 120.47 ResCap Bond Performance Since Initial Issue ResCap spreads have changed significantly since initial issuance At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 5/18/2007 2 Yr: 3ML +56 bps 5 Yr: Tsy +155 bps 10 Yr: Tsy +192 bps 5 Yr BBB Index: 110 bps 10 Yr BBB Index: 146 bps bps NOTE: This information is derived from sources that ResCap believes to be reliable, but its accuracy cannot be guaranteed. Furthermore, the information was derived as of the specific dates noted and is subject to change thereafter.

Risk Management

Strong Risk Management Culture Strong risk management focused on the right people and processes Personnel Processes Extensive External Oversight Key Initiatives Personnel Risk management staff with extensive industry experience and low turnover Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have strong ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models

Risk Management - Increased Focus And Investment Risk Management Practices Balancing our asset mix and fee income to create stable earnings through various rate cycles Invest in best in class credit and interest rate risk models to generate returns on capital that exceed market averages Invest in strong MBS / ABS distribution to maintain close contact to the market reducing risk and improving execution on our bonds Promote best in class loss mitigation

Market Rate Risk Management

- **Market rate risk management process:**
  - Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following:
    - +/-200, +/-150, +/-100, +/-50, +/-25 bps
    - Spread Risk +/-
    - Rate Volatility Risk +/-
    - Curve Risk +/-
  - Value at Risk
  - Horizon Analysis
    - Inclusion of total ResCap expected earnings into the hedge profile
    - Captures ResCap's revenue sensitivity over 3, 6, 9, and 12 month horizons.
    - Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios
    - Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

First Quarter 2007 Update

RESCAP

46

Asset Quality

Credit Performance Residential Finance Group Portfolio Management Management made significant increases to the allowance for loan loss based on observed changes in the U.S. housing market Calibrated model to reflect current severity trends Generally eliminated high combined loan to values with stated income documentation Enhanced diligence of third party originations Warehouse Lending A fresh risk assessment and action plan created for major nonprime clients More checks and balances around credit decisions Additional review of collateral with certain origination features Business Capital Group Some weakness from national homebuilders due to slower new home demand and high inventory levels New business processes are being put in place to tighten credit monitoring

Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk Nonprime Prime $ billions 2002 2003 Fixed Income 23 77 2002 2003 Fixed Income 73 27 Warehouse Lending Receivables Total: $6.5 billion 2002 2003 Fixed Income 18 82 Loan Servicing Portfolio Total: $452.9 billion 2002 2003 Fixed Income 16 84 16% Held For Investment Total: $65.3 billion Held For Sale Total: $22.0 billion As of 3/31/2007 18% 23% 73%

Composition of Investment Portfolio On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Nonprime portion of Investment Portfolio at 3/31/2007 decreased by over $11 billion, or 19% compared to 3/31/2006 Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1115833 9622865 6622941 535 47887778 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1470898 6758000 6614707 812 58908027 Investment Portfolio for the Quarter Ended 3/31/07 $65.3 billion1,2 Investment Portfolio for the Quarter Ended 3/31/06 $73.8 billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of March 31, 2006 and 2007 were $812 thousand and $535 thousand respectively

Nonperforming Assets and Allowance ResCap continues to face challenges in the difficult U.S. mortgage market ResCap strives to maintain best in class loss avoidance and loss mitigation structure to manage and reduce credit losses 12/31/03 12/31/04 12/31/05 12/31/2006 3/31/2007 Allowance for Loan Losses 618 1014.7 1253.3 1930.759 2212.7 Allowance as % of Total HFI and Lending Receivables 0.0113 0.0151 0.0152 0.0229 0.0283 12/31/2003 12/31/04 12/31/05 12/31/2006 3/31/2007 Nonperforming Assets 2486 5076.5 6783.8 9844.3 10659.2 Nonperforming as % of Total Assets 0.032 0.054 0.057 0.073 0.085 Nonperforming Assets Allowance for Loan Losses Note: Nonperforming assets include total nonaccrual loans, restructured loans, and foreclosed assets

HFI Nonaccruals and Allowance 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2006 3/31/2007 HFI Allowance for Loan Losses 491 872.9 1065.9 1508.361 1079.328 1659.77 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0217 0.0146 0.0254 HFI Allowance for Loan Losses 12/31/2003 12/31/2004 12/31/2005 12/31/2006 3/31/2006 3/31/2007 Total HFI 46258 57708 68959 69436 73752 65250 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.1053 0.0843 0.1191 Mortgage Nonaccrual Loans as Percent of Total HFI Allowance now 2.54% of total portfolio, up from 1.46% at Q1 06 as a result of: Higher severity trends and frequency of default

RFG HFI Credit Exposure On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Domestic On-Balance Sheet securitization exposure declined in Q1 07 by 25% Domestic Securitization Financial Exposure 12/31/2006 $ billions 3/31/2007% ^ Mortgage loans held for investment $52.0 $47.5 Allowance for loan losses (1.4) (1.5) Other assets - Foreclosed assets 0.6 0.7 Other assets - Interest receivable and deal costs 0.3 0.1 Total Assets Related To Domestic Securitizations 51.5 46.8 (9.1)% Collateralized borrowings under securitization trusts 49.7 45.4 Other liabilities - Accrued interest and other 0.2 0.2 Total Liabilities Related To Domestic Securitizations 49.9 45.6 (8.6)% Net Domestic Securitized On-Balance Sheet Assets Subject to Credit Exposure $1.6 $1.2 (25)%

Retained Interests from Off-Balance Sheet Securitizations Nonprime residual exposure is limited to $258 million dollars as of 3/31/2007 Prime Retained Interests Nonprime Retained Interests Retained Interests from Off-Balance Sheet Securitizations Total: $2.1 billion As of 3/31/2007 15% Trading Securities - Retained Interests Only Prime Nonprime Total Mortgage / asset-backed securities $504 $50 $554 Residual Interests 766 258 1,024 Interest-only securities 380 5 385 Principal-only securities 125 0 125 US Treasury Securities 0 0 0 Other 0 0 0 Total $1,775 $313 $2,088 Breakdown of Retained Interests from Off-Balance Sheet Securitizations 85% 54

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2007 30 Days Past Due 0.0286 0.0264 0.0269 0.0295 0.0251 60 Days Past Due 0.008 0.0068 0.0076 0.0082 0.0078 90+ Days Past Due 0.0078 0.0078 0.0095 0.0114 0.0135 Foreclosures 0.0125 0.0114 0.0095 0.0114 0.0129 5.69% 5.23% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 6.05% 5.93%

Investor Communication

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Creditsights – David Hendler
  - Citigroup – Ryan O'Connell
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna

1) *Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time*

First Quarter 2007 Update

RESCAP

58

Appendix

Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q107 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 2.27 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 7.46 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 0.34 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 0.36 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 0.48 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 3.51 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 0.26 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 1.19 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 0.55 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 0 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 2.45 0 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 0 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 0 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 0.09 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 500.72 517.21 Issuance by Year ($ billions) Cumulative Issuance ($ billions) ResCap Issuance1,2,3 As of March 31, 2007 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

2007 Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions January February March Jumbo A 0.83 0.47 0.96 Alt-A 3.4 2.23 1.83 Home Solution 1st Lien HLTV 0 0.34 0 Seasoned Loans 0 0 0.36 NCA 0 0.48 0 Subprime 0.42 1.75 1.34 125 CLTV 0 0 0.26 HEL Closed-End 2nd Lien 0 0 1.24 HELOC 2nd Lien 0 0.55 0 UK (RMAC)* 0 0 0 Netherlands (EMAC)* 0 0 0 Germany (EMAC)* 0 0 0 Cananda (CMAC)* 0 0 0 Mexico* 0 0 0.09 Total* 4.66 10.47 16.55 Issuance by Month ($ billions) Cumulative Issuance ($ billions) ResCap Issuance1,2,3 As of March 31, 2007 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

Seasoned Newly Originated 2nd Lien Newly Originated 1st Lien U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007 Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $0 $0 $0 $0 $1,186 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $24.0

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA, QO & QH RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Nonprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Non-Prime Non-Prime Prime to Non-Prime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $2,266 $7,458 $340 $483 $3,507 $357 $258 $547 Cumulative Issuance ($B) $143.4 $97.3 $12.6 $52.6 $91.1 $3.9 $12.4 $12.6 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales All currency in U.S. Dollars as of March 31, 2007 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Nonprime Prime Nonprime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $0 $0 $87 $0 $0 Cumulative Issuance ($B) $27.8 $1.6 $0.6 $8.1 $1.8

Alt-A Production Highlights Alt-A production generally meets the following guidelines, with allowances made for compensating factors Mortgage history No late payments past 30 days within the past 12 months No late payments past 60 days within the last 24 months Bankruptcy None in the past 3 years Major adverse credit None reported in the last 24 months Credit score / LTV / DTI Average credit 707 Average LTV 75% Average DTI 39%

Alt-A Production Highlights In Q1 2007 Alt-A production was $5.9 billion HFS Portfolio Alt-A loans represent $3.0 billion as of 3/31/2007 Loans are reflected in the "prime, non-conforming" category of the HFS portfolio HFI Portfolio Alt-A loans represent approximately $1.1 billion as of 3/31/2007 Loans are reflected in the "prime, non-conforming" category of the HFI portfolio Alt A loan underwriting criteria Continuously monitor, introduce and discontinue loan programs reflecting the ongoing needs and interests of homebuyers and our investors In March 2007, ResCap eliminated the 100% combined loan to value (CLTV) program for certain segments New maximum CLTV is 95% Greater emphasis being placed on hybrid ARM program